Exhibit 10.2

                               EXCHANGE AGREEMENT



         EXCHANGE AGREEMENT (this "Agreement") is entered into this 4th day of November, 2005, between Las Vegas Resorts Corporation, a Nevada corporation (the "Company"), and Glenn A. Little("Little").

         WHEREAS, the Company has entered into a Subscription Agreement, of even date herewith (the "Subscription Agreement"), with Halter Financial Investments, L.P., a Texas limited partnership (the "Investor"), pursuant to which the Company has agreed to sell to the Investor, and the Investor has agreed to purchase from the Company, certain shares of the Company's capital stock; and

         WHEREAS, in connection with the transactions contemplated by the Subscription Agreement, Little desires to exchange all of the debt owed to it by the Company for shares of the Company's Common Stock, par value $.001 per share (the "Stock").

         NOW  THEREFORE,  in  consideration  of the  premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereby agree as follows:

         1. Exchange of Securities. In exchange for 240,000 shares of Stock, Little hereby agrees to release and discharge the Company from its obligation to repay indebtedness in the amount of $60,000 owed by the Company to Little, as evidenced by the Demand Promissory Note issued by the Company to Little dated as of November 4, 2005 (the "Note").

         2. Discharge of Obligations. The consummation of the transactions contemplated by this Agreement shall constitute the full, complete and satisfactory discharge by the Company of all of the Company's obligations of indebtedness to Little under any prior agreement or otherwise.

         3. Warranties and Representations of Little. Little hereby represents and warrants that:

                  (a) The Note represents the sole, total and complete indebtedness of the Company to Little and the Company is not indebted to Little for any additional sums, other than for salary or compensation earned but not yet paid.

                  (b) Little owns the Note, free and clear of any liens, claims, or other encumbrances of any kind or nature.

                  (c) Little is acquiring the Stock to be acquired by him hereunder solely for investment purposes and not with a view to, or for resale in connection with, any distribution thereof or with any present intention of distributing or selling any of the Stock, except as allowed by the Securities
Act of 1933, as amended, or any rules or regulations promulgated thereunder (collectively, the "Act"). Little understands that the Stock has not been



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registered  under the Act,  and that  accordingly  the  Stock  will not be fully transferable  except as permitted under the various exemptions  contained in the
Act,  or  upon   satisfaction  of  the  registration  and  prospectus   delivery
requirements of the Act. Little acknowledges that he must bear the economic risk of his investment in the Stock for an indefinite period of time since the Stock has not been registered under the Act and therefore cannot be sold unless the Stock is subsequently registered or an exemption from registration is available.

         4. Survival of Representations and Warranties. The representations and warranties of the parties hereto set forth herein shall survive the Closing.

         5. Closing. The "Closing" of the transactions contemplated hereby shall occur on the same date as the "Closing Date" as defined in Section 1.3 of the Subscription Agreement.

         6. Further Acts. In addition to the acts recited in this Agreement to be performed by the Company and Little, the Company and Little agree to perform or cause to be performed at the Closing or after the Closing any and all such further acts as may be reasonably necessary to consummate the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        LAS VEGAS RESORTS CORPORATION



                                     By: /s/ Glenn A. Little
                                        ----------------------------------------
                                        Glenn A. Little, Chief Executive Officer



                                        LITTLE



                                     By: /s/ Glenn A. Little
                                        ----------------------------------------
                                        Glenn A. Little